Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2009 – Quarter 3
Note: amounts are in thousands, except per share amounts
Third quarter (Q3), ended January 23, 2009, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	Q3	% of	Q3	% of	Q3	Q3	Q3	Q3
	2009	sales	2008	sales	2009	2008	2009	2008
Net sales	$443,773		$449,702		$359,190	$367,600	$84,583	$82,102

Cost of sales	139,619	31.5%	134,934	30.0%	25.1%	25.4%	58.6%	50.6%
Operating wages	147,999	33.3%	150,506	33.5%	38.7%	38.6%	10.6%	10.7%
Other operating	69,971	15.8%	71,091	15.8%	18.4%	18.3%	4.7%	4.5%
S,G, & A	43,980	9.9%	41,086	9.1%	7.8%	6.9%	18.7%	19.0%
Depr. & amort.	20,676	4.7%	19,353	4.3%	5.2%	4.7%	2.4%	2.5%
Goodwill & other intangibles impairment	67,962	15.3%	—	—	18.9%	—	—	—

Operating income	(46,434)	(10.5%)	32,732	7.3%	(14.1%)	6.1%	5.0%	12.7%

Interest	3,196	0.7%	3,007	0.7%

Pre-tax income	(49,630)	(11.2%)	29,725	6.6%

Income taxes	1,738	0.4%	9,720	2.2%

Net income	$(51,368)	(11.6%)	$20,005	4.4%

EPS — basic	$(1.67)		$0.62
EPS — diluted	$(1.67)		$0.61

Dividends paid per share	$0.16		$0.14

Weighted average shares outstanding:

Basic	30,724		32,468
Dilutive stock options	31		142

Diluted	30,755		32,610

Shares outstanding at quarter end	30,698		31,173

•	Income taxes, as a percentage of pre-tax income, were 26.6% (excluding nondeductible goodwill impairment charge of $56,162) in Q3FY09 vs. 32.7% in Q3FY08
Fiscal 2009 — Quarter 3 p 1

Consolidated Review:
•	Net sales decreased 1.3% ($443.8 million vs. $449.7 million).

•	Operating income decreased significantly ($46.4 million loss vs. $32.7 million profit).

•	Pre-tax income decreased significantly ($49.6 million loss vs. $29.7 million profit).

•	Effective tax rate was 26.6% (excluding nondeductible goodwill impairment charge of $56.2 million) compared to 32.7%.

•	Net income decreased significantly ($51.4 million loss vs. $20.0 million profit).

•	Diluted EPS was ($1.67) vs. $0.61.

•	The third quarter results included the impact of the following:
o	Consolidated and restaurant results for the third quarter of fiscal 2009 included a pre-tax charge of $68.0 million related to the impairment of goodwill ($56.2 million) and other intangible assets ($11.8 million) for Mimi’s restaurants that are reflected separately on the income statement.

o	Consolidated and restaurant results for the third quarter of fiscal 2009 included pre-tax charges of $0.8 million related to severance and retirement that are reflected in S,G&A.

o	Consolidated and restaurant results for the third quarters of fiscal 2009 and 2008 included net pre-tax gains of $0.3 million and $0.1 million, respectively, on asset disposals that are reflected in S,G&A.

o	Consolidated and restaurant results for the third quarters of fiscal 2009 and 2008 included pre-tax charges of $6.4 million and $3.7 million, respectively, related to underperforming restaurants that are reflected in S,G&A.

o	Consolidated and food products results for the third quarter of fiscal 2009 included a pre-tax charge of $0.4 million for unusable spare parts. The charge is reflected in other operating expenses.

o	Consolidated and restaurant results for the third quarter of fiscal 2008 included a pre-tax gain of $6.6 million for unredeemed gift certificates and gift cards (known as “breakage”), which is reflected in net sales.

o	Consolidated and restaurant results for the third quarter of fiscal 2008 included a pre-tax charge of $0.7 related to a dispute settlement and is reflected in S,G&A.

o	The company adopted SFAS 123(R), which requires the expensing of stock options, in the first quarter of FY07. The company significantly reduced the issuance of stock options and implemented a performance incentive plan which predominantly uses restricted stock as the award. The pre-tax expenses of adopting SFAS 123(R) and issuing awards under the plan are:
(amounts in thousands)

	Q3 FY 09	Q3 FY 08	Total FY 09	Total FY 08
	Actual *	Actual *	Estimated	Actual
Stock options	$101	$126	$1,246	$810
New plan (excluding options)	849	655	6,483	5,470

Total	$950	$781	$7,729	$6,280

*	Expense is reflected in S, G & A: $749 and $585 in 2009 and 2008, respectively, in the restaurant segment and $201 and $196 in 2009 and 2008, respectively, in the food products segment.
Fiscal 2009 — Quarter 3 p 2

Restaurant Review:
•	Overall restaurant sales decreased 2.3% ($359.2 million vs. $367.6 million).
•	Nominal same-store sales decreased 1.3% at Bob Evans Restaurants and decreased 6.8% at Mimi’s.
•	Operating income decreased significantly ($50.7 million loss vs. $22.3 million profit).
•	Operating margin was (14.1%) compared to 6.1%.
•	Restaurants in operation at quarter end were: 569 Bob Evans Restaurants and 141 Mimi’s. 580 Bob Evans Restaurants and 126 Mimi’s were in operation a year ago.
•	Restaurant openings, by quarter:
Bob Evans Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2009	571	0	0	0	1e	1e	2	570e
2008	579	0	0	1	1	2	10	571
2007	587	4	1	3	2	10	18	579
2006	591	6	6	3	5	20	24	587
2005	558	11	12	10	4	37	4	591
Mimi’s Cafes:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2009	132	3	4	2	3e	12e	0	144e
2008	115	1	2	8	6	17	0	132
2007	102	2	1	3	7	13	0	115
2006	92	1	2	1	6	10	0	102
2005	81	0	3	4	4	11	0	92
Consolidated Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2009	703	3	4	2	4e	13e	2	714e
2008	694	1	2	9	7	19	10	703
2007	689	6	2	6	9	23	18	694
2006	683	7	8	4	11	30	24	689
2005	639	11	15	14	8	48	4	683
Fiscal 2009 — Quarter 3 p 3

•	Rebuilt restaurant openings, by quarter:

Fiscal
Year	Q1	Q2	Q3	Q4	Full Year
2009	1	3	0	0e	4e
2008	2	2	1	3	8
2007	1	1	1	1	4
2006	6	4	3	1	14
2005	3	5	0	2	10
•	Bob Evans Restaurants same-store sales analysis (24-month core; 545 restaurants):

	Fiscal 2009			Fiscal 2008			Fiscal 2007
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	4.4	2.8	1.6	0.9	2.0	(1.1)	(1.2)	3.1	(4.3)
June	0.9	2.9	(2.0)	4.0	2.6	1.4	(4.1)	3.0	(7.1)
July	1.1	2.9	(1.8)	4.4	2.6	1.8	(5.6)	3.0	(8.6)

Q1	2.0	2.9	(0.9)	3.2	2.4	0.8	(3.9)	3.0	(6.9)

August	(0.6)	2.9	(3.5)	4.3	2.6	1.7	(4.2)	3.0	(7.2)
September	0.1	2.9	(2.8)	0.4	2.6	(2.2)	5.0	2.4	2.6
October	(0.9)	2.9	(3.8)	(1.9)	1.8	(3.7)	3.0	2.4	0.6

Q2	(0.5)	2.9	(3.4)	0.7	2.3	(1.6)	1.3	2.6	(1.3)

November	(3.1)	3.5	(6.6)	2.1	2.8	(0.7)	0.6	1.9	(1.3)
December	3.8	3.2	0.6	1.1	3.2	(2.1)	3.3	1.3	2.0
January	(5.7)	3.0	(8.7)	1.2	2.3	(1.1)	2.4	2.3	0.1

Q3	(1.3)	3.3	(4.6)	1.5	2.8	(1.3)	2.1	1.8	0.3

February				3.3	2.4	0.9	(0.7)	2.4	(3.1)
March				0.1	2.4	(2.3)	1.2	2.4	(1.2)
April				1.7	2.4	(0.7)	2.1	1.9	0.2

Q4				1.7	2.4	(0.7)	1.0	2.2	(1.2)

Fiscal year				1.8	2.5	(0.7)	0.1	2.4	(2.3)
Fiscal 2009 — Quarter 3 p 4

•	Mimi’s Cafe same-store sales analysis (24-month core; 102 restaurants):

	Fiscal 2009			Fiscal 2008			Fiscal 2007
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(5.0)	2.6	(7.6)	(0.4)	4.0	(4.4)	0.3	2.5	(2.2)
June	(6.0)	2.7	(8.7)	(0.1)	4.0	(4.1)	(1.0)	2.5	(3.5)
July	(8.1)	2.7	(10.8)	(1.5)	3.9	(5.4)	1.9	2.6	(0.7)

Q1	(6.5)	2.7	(9.2)	(0.7)	4.0	(4.7)	0.4	2.5	(2.1)

August	(7.2)	2.7	(9.9)	(1.9)	3.9	(5.8)	0.5	2.6	(2.1)
September	(8.2)	2.7	(10.9)	(2.0)	3.9	(5.9)	3.3	2.4	0.9
October	(9.3)	2.8	(12.1)	(0.8)	3.7	(4.5)	2.2	2.7	(0.5)

Q2	(8.3)	2.7	(11.0)	(1.5)	3.8	(5.3)	2.0	2.6	(0.6)

November	(10.4)	3.0	(13.4)	(1.9)	2.8	(4.7)	2.2	2.9	(0.7)
December	(2.0)	2.8	(4.8)	(1.8)	2.8	(4.6)	2.7	3.4	(0.7)
January	(9.6)	2.2	(11.8)	(2.4)	2.2	(4.6)	2.8	4.7	(1.9)

Q3	(6.8)	2.7	(9.5)	(2.0)	2.6	(4.6)	2.6	3.6	(1.0)

February				(5.2)	2.1	(7.3)	2.6	4.6	(2.0)
March				(4.3)	2.6	(6.9)	(0.2)	5.0	(5.2)
April				(6.0)	2.6	(8.6)	1.3	5.0	(3.7)

Q4				(5.3)	2.4	(7.7)	1.2	4.9	(3.7)
Fiscal year				(2.4)	3.2	(5.6)	1.6	3.4	(1.8)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s
Average annual store sales ($) — FY08	$1,784,000	$3,350,000

Q3 FY09 day part mix (%):
Breakfast	31%	22%
Lunch	39%	40%
Dinner	30%	38%

Q3 FY09 check average ($)	$8.06	$10.78
•	Quarterly restaurant sales by concept:

Q3 2009
Bob Evans Restaurants	$250,390,000
Mimi’s Cafes	108,800,000

Total	$359,190,000

Fiscal 2009 — Quarter 3 p 5

Food Products Review:
•	Net sales increased 3.0% ($84.6 million vs. $82.1 million).

•	Comparable pounds sold decreased 6%.

•	Operating income decreased 59.1% ($4.3 million vs. $10.4 million).

•	Operating margin was 5.0% compared to 12.7%.

•	Average sow cost increased 59% ($49.00 per cwt vs. $31.00 per cwt). Historical sow cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2009	$29.00	$51.00	$49.00		$43.00
2008	$42.00	$40.00	$31.00	$27.00	$35.00
2007	$37.00	$41.00	$39.00	$36.00	$38.00
2006	$48.00	$46.00	$43.00	$37.00	$43.00
•	Comparable pounds sold review (principally sausage products and refrigerated potatoes):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2009	13%	11%	(6%)		7%
2008	4%	2%	8%	5%	5%
2007	13%	11%	4%	5%	8%
2006	6%	10%	12%	11%	10%
•	Net sales review (dollars in thousands):

	Q3	Q3
	2009	2008
Gross sales	$101,635	$101,119

Less: promotions	(16,268)	(17,408)

Less: returns and allowances	(784)	(1,609)

Net sales	$84,583	$82,102

Fiscal 2009 — Quarter 3 p 6

Balance Sheet Summary:

(in thousands)	Jan. 23, 2009	April 25, 2008
Cash and equivalents	$15,961	$7,669
Assets held for sale	0	570
Other current assets	67,602	62,635
Net property, plant and equipment	1,004,079	999,011
Goodwill and other intangible assets	44,108	112,686
Other non-current assets	21,235	24,465

Total assets	$1,152,985	$1,207,036

Current portion of long-term debt	$26,904	$26,904
Line of credit	86,400	138,500
Other current liabilities	151,821	160,800
Long-term debt	176,192	133,096
Other long-term liabilities	131,595	135,111
Stockholders’ equity	580,073	612,625

Total liabilities and equity	$1,152,985	$1,207,036
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements in this report that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 25, 2008, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.
Fiscal 2009 — Quarter 3 p 7